                                                                    Exhibit 10.3


                           FIFTH AMENDMENT AND WAIVER
                           --------------------------

            FIFTH AMENDMENT AND WAIVER (this "Amendment"), dated as of March 10, 1999, among VIDEO UPDATE, INC., a Delaware corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (the "Banks") and PARIBAS, as Agent (in such capacity, the "Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Banks and the Agent are parties to a Credit Agreement, dated as of March 6, 1998 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

            WHEREAS, subject to and on the terms and conditions set forth in this Amendment, the parties hereto wish to amend the Credit Agreement and the Banks wish to grant certain waivers to the Credit Agreement, in each case as herein provided;

            NOW, THEREFORE, it is agreed:

I.    Amendments to Credit Agreement.

            1. Notwithstanding anything to the contrary contained in Section 4.02(A)(b) of the Credit Agreement, the mandatory repayment of A Term Loans otherwise required to be made on March 12, 1999 pursuant to said Section (as modified by the Fourth Amendment) shall instead be required to be made on April 30, 1999.

            2. Notwithstanding anything to the contrary contained in Section 4.02(A)(c) of the Credit Agreement, the mandatory repayment of B Term Loans otherwise required to be made on March 12, 1999 pursuant to said Section (as modified by the Fourth Amendment) shall instead be required to be made on April 30, 1999.

            3. Section 8.21 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
8.21 in lieu thereof:

            "8.21 Forecasts and Other Analyses. On or prior to April 15, 1999, the Borrower shall deliver to the Agent and each of the Banks (x) a comprehensive forecast of the businesses of the Borrower and its Subsidiaries and (y) an analysis and forecast for each store of the Borrower and each of its Subsidiaries, all of which forecasts and analyses shall be in form and substance satisfactory to the Agent and the Required Banks."

            4. Section 9.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting the following new Section
9.09 in lieu thereof.

            "9.09 Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters

      (or, if shorter, the period beginning on November 1, 1998 and ending on the last day of a fiscal quarter of the Borrower ended on or after January 31, 1999, in each case taken as one accounting period, ending on a date set forth below to be less than the ratio set forth opposite such date:

            Fiscal Quarter Ended                       Ratio
            --------------------                       -----

            January 31, 1999                          0.60:1.0
            Last day of each fiscal quarter
               of the Borrower thereafter             1.20:1.0".

            5. Section 9.10 of the Credit Agreement is hereby amended by (i) deleting the date "August 1, 1998" appearing in the parenthetical in said Section and inserting the date "November 1, 1998" in lieu thereof, (ii) deleting the date "October 31, 1998" appearing in the parenthetical in said Section and inserting the date "January 31, 1999" in lieu thereof and (iii) deleting the ratio "3.20:1.0" appearing in the table in said Section opposite the fiscal quarter ended January 31, 1999 and inserting the ratio "1.50:1.0" in lieu thereof.

            6. Section 9.11 of the Credit Agreement is hereby amended by (i) deleting the date "August 1, 1998" appearing in the parenthetical in said Section and inserting the date "November 1, 1998" in lieu thereof, (ii) deleting the date "October 31, 1998" appearing in the parenthetical in said Section and inserting the date "January 31, 1999" in lieu thereof and (iii) deleting the ratio "4.80:1.0" appearing in the table in said Section opposite the fiscal quarter ended January 31, 1999 and inserting the ratio "6.00:1.0" in lieu thereof.

            7. Notwithstanding anything to the contrary contained in Section
9.12 of the Credit Agreement or elsewhere in the Credit Agreement, the Borrower will not be required to comply with the requirements of said Section 9.12 for the period from and including November 1, 1998 to and including April 30, 1999.

            8. Section 9.13 of the Credit Agreement is hereby amended (i) deleting the date "August 1, 1998" appearing in the parenthetical in said Section and inserting the date "November 1, 1998" in lieu thereof, (ii) deleting the date "October 31, 1998" appearing in the parenthetical in said Section and inserting the date "January 31, 1999" in lieu thereof and (iii) deleting the amount "$56,100" appearing in the table in said Section opposite the fiscal quarter ended January 31, 1999 and inserting the amount "$26,500" in lieu thereof.

            9. Section 9.14 of the Credit Agreement is hereby amended by (i) deleting the date "August 1, 1998" appearing in the parenthetical in said Section and inserting the date "November 1, 1998" in lieu thereof, (ii) deleting the date "October 31, 1998" appearing in the parenthetical in said Section and inserting the date "January 31, 1999" in lieu thereof and (iii) deleting the amount "$18,325" appearing in the table in said Section opposite the fiscal quarter ended January 31, 1999 and inserting the amount "$7,600" in lieu thereof.

            10. The Banks hereby waive (i) compliance by the Borrower with the financial covenants contained in Sections 9.09, 9.10, 9.11, 9.12, 9.13 and 9.14 of the Credit Agreement for (and only for) the fiscal quarter of the Borrower ending October 31, 1998 and (ii) any Default or Event of Default that may have existed solely as a result of the Borrower's failure to comply

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

with the financial covenants contained in Sections 9.09, 9.10, 9.11, 9.12, 9.13 and 9.14 of the Credit Agreement for (and only for) the fiscal quarter of the Borrower ending October 31, 1998.

            11. The Banks hereby waive (i) compliance by the Borrower with the covenants contained in Sections 8.20(c) and 9.20 of the Credit Agreement for (and only for) the monthly period ending January 31, 1999 and (ii) any Default or Event of Default that may have existed solely as a result of the Borrower's failure to comply with the covenants contained in Sections 8.20(c) and 9.20 of the Credit Agreement for (and only for) the monthly period ending January 31, 1999.

            12. The definition of "Pro Forma Basis" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting each reference to "August 1, 1998" appearing in clause (iii) of said definition and inserting the date "November 1, 1998" in lieu thereof.

            13. Section 11.01 of the Credit Agreement is hereby amended by inserting the following new definitions in said Section in appropriate alphabetical order:

            "Fifth Amendment" shall mean the Fifth Amendment to this Agreement, dated as of March 10, 1999.

            "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

            14. Section 13.12(a) of the Credit Agreement is hereby amended by
(i) inserting the text "(it being understood that additional extensions of credit made on a super-priority basis (i.e., on a basis that provides priority payment rights to holders of indebtedness evidencing such credit extensions vis-a-vis the holders of the other Obligations hereunder or provides for security for such credit extensions on a priority lien basis (rather than a pari passu basis with all other Obligations)) shall not constitute a release of Collateral for purposes of this clause (ii))" immediately after the text "Credit Document)" appearing in clause (ii) of the first proviso to said Section and
(ii) inserting the text "release any portion of the Collateral (except in connection with a sale or other disposition of Collateral permitted by Section
9.02 of this Agreement as in effect on the Fifth Amendment Effective Date) (it being understood and agreed that additional extensions of credit made on a super-priority basis (i.e., on a basis that provides priority payment rights to holders of indebtedness evidencing such credit extensions vis-a-vis the holders of the other Obligations hereunder or provides for security for such credit extensions on a priority lien basis (rather than a pari passu basis with all other Obligations)) shall constitute a release of Collateral for (and only for) purposes of this clause (o)), or" immediately after the text "without the consent of the Supermajority Banks," appearing in clause (o) of the second proviso to said Section.

            15. Each of the Credit Parties, on its own behalf and on behalf of its successors and assigns, hereby waives, releases and discharges the Agent and each Bank and all of the affiliates of the Agent and each Bank, and all of the directors, officers, employees, attorneys and agents of the Agent, each Bank and such affiliates, from any and all claims, demands, actions or causes of action (known and unknown) arising out of or in any way relating to the Credit Documents and any documents, agreements, dealings or other matters connected with the Credit Documents, in each case to the extent arising (x) on or prior to the Fifth Amendment Effective Date or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the Fifth

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

Amendment Effective Date. The waivers, releases, and discharges in this Section 15 shall be effective regardless of whether the conditions to this Amendment are satisfied and regardless of any other event that may occur or not occur after the Fifth Amendment Effective Date.

II.   Miscellaneous.

            1. In order to induce the Banks to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 7 of the Credit Agreement (other than, in the case of representations made by the Borrower immediately prior to the effectiveness of this Amendment, the representation contained in the last sentence of Section 7.05(a)), in each case on the Fifth Amendment Effective Date, both before and after giving effect to this Amendment, and (ii) represents and warrants that no Default or Event of Default is in existence on the Fifth Amendment Effective Date, after giving effect to this Amendment.

            2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

            4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            5. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when (i) the Borrower shall have paid to the Agent and the Banks all costs, fees and expenses (including, without limitation, legal fees and expenses of White & Case LLP) payable to the Agent and the Banks to the extent then due, (ii) each of the Borrower and the Agent shall have executed and delivered a side letter relating to the Fifth Amendment in form and substance satisfactory to the Agent and the Banks and (iii) each of the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036 Attention: David Kizner (facsimile number 212-354-8113).

            6. By executing and delivering a copy hereof, each Credit Party hereby agrees that all Loans shall be fully guaranteed pursuant to the Subsidiaries Guaranty in accordance with the terms and provisions thereof and shall be (and are) fully secured pursuant to the Security Documents.

            7. From and after the Fifth Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and each of the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

                                      * * *

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

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                  VIDEO UPDATE, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: Chairman & CEO


                                  BANQUE PARIBAS,
                                     Individually and as Agent


                                  By:       /s/Donald J. Ercole
                                     -----------------------------------------
                                     Name:  Donald J. Ercole
                                     Title: Managing Director


                                  By:       /s/Darryl M. Monasebian
                                     -----------------------------------------
                                     Name:  Darryl M. Monasebian
                                     Title: Director, Merchant Banking Group


                                  CAROLINA FIRST BANK


                                  By:       /s/Charles D. Chamberlain
                                     -----------------------------------------
                                     Name:  Charles D. Chamberlain
                                     Title: Executive Vice President


                                  BANK AUSTRIA CREDITANSTALT CORPORATE
                                     FINANCE, INC.


                                  By:       /s/John G. Taylor
                                     -----------------------------------------
                                     Name:  John G. Taylor
                                     Title: Senior Associate

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

                                  FIRST SOURCE FINANCIAL LLP


                                  By:       /s/James W. Wilson
                                     -----------------------------------------
                                     Name:  James W. Wilson
                                     Title: Senior Vice President


                                  FLEET NATIONAL BANK


                                  By:       /s/Michael F. O'Neill
                                     -----------------------------------------
                                     Name:  Michael F. O'Neill
                                     Title: Senior Vice President


                                  MERRILL LYNCH SENIOR FLOATING RATE
                                     FUND LLC


                                  By:       /s/John M. Johnson
                                     -----------------------------------------
                                     Name:  John M. Johnson
                                     Title: Authorized Signatory


                                  PPM AMERICA, INC. as agent, on behalf
                                     of Jackson National Life Insurance
                                     Company


                                  By:       /s/Michael DiRe
                                     -----------------------------------------
                                     Name:  Michael DiRe
                                     Title: Managing Director


                                  BOEING CAPITAL CORPORATION


                                  By:       /s/David Nelson
                                     -----------------------------------------
                                     Name:  David Nelson
                                     Title: Special Credits Officer

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

                                  KEY CORPORATE CAPITAL INC.


                                  By:       /s/ Marvin S. Kodish
                                     -----------------------------------------
                                     Name:  Marvin S. Kodish
                                     Title: Designated Signer


                                  PARIBAS CAPITAL FUNDING LLC


                                  By:       /s/M.S. Alexander
                                     -----------------------------------------
                                     Name:  M.S. Alexander
                                     Title: Director


                                  THE BANK OF NOVA SCOTIA


                                  By:       /s/F.C.H. Ashby
                                     -----------------------------------------
                                     Name:  F.C.H. Ashby
                                     Title: Senior Manager Loan Operations


                                  ML CLO XIX STERLING (CAYMEN) LTD.
                                  By: Sterling Asset Manager, as its Investment
                                      Advisor


                                  By:       /s/Louis A. Pistecchia
                                     -----------------------------------------
                                     Name:  Louis A. Pistecchia
                                     Title: Executive Vice President


                                  KZH STERLING LLC


                                  By:       /s/Virginia Conway
                                     -----------------------------------------
                                     Name:  Virginia Conway
                                     Title: Authorized Agent


            Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Fifth Amendment, hereby consents to the entering into of the Fifth Amendment, and agrees to the provisions thereof (including without limitation, Sections 6 and 7 of Part III thereof).

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

                                  MOOVIES, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  TINSELTOWN VIDEO, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  WILLIAMS VIDEO, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  MOOVIES OF THE CAROLINAS, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  MOOVIES OF GEORGIA, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                  MOOVIES OF IOWA, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  MOOVIES OF MICHIGAN, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  MOVIE WAREHOUSE FRANCHISE SYSTEMS, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  E.C.6., INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  SONI, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                  PQ3, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  SNO, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  GBO, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  D-SKIPPY, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  DCO, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                  PTO, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  THE MOVIE STORE, INC. #2


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  THE MOVIE STORE III, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  ALPHARETTA MEDIA ASSOCIATES, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  VIDEO UPDATE CANADA INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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

                                  24 HOUR ENTERTAINMENT GROUP LTD.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  24 HOUR ENTERTAINMENT LEASING LTD.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  1137239 ONTARIO LIMITED


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  RIO MEDIA ASSOCIATES, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President


                                  PIC-A-FLICK OF GREENVILLE, INC.


                                  By:       /s/ Daniel A. Potter
                                     -----------------------------------------
                                     Name:  Daniel A. Potter
                                     Title: President

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